UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 19, 2016

PARKE BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 256-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 19, 2016, the Company held its annual meeting of shareholders at which the following items were voted on.

(1)           Election of Directors
Nominee	For	Withheld	Broker Non-Vote

Fred G. Choate	3,331,340	222,628	1,720,717
Edward Infantolino	3,529,674	24,294	1,720,717
Jeffrey H. Kripitz	3,227,129	326,839	1,720,717
Jack C. Sheppard, Jr.	3,531,132	22,836	1,720,717

There were no abstentions in the election of directors.

(2)           Ratification of appointment of RSM US LLP as independent auditors for the fiscal year ending December 31, 2016.

For	Against	Abstain
5,210,604	22,093	41,988

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKE BANCORP, INC.
Date: April 20, 2016	By:	/s/ John F. Hawkins
John F. Hawkins Senior Vice President and Chief Financial Officer (Duly Authorized Representative)